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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                         AltiGen Communications, Inc.
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            (Exact name of Registrant as specified in its charter)


Delaware                                                94-3204299
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(State of incorporation or organization)             (IRS Employer I.D. No.)


 47427 Fremont Boulevard, Fremont, California  94538
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                   (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:


                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

          Incorporated by reference to page 53 through 55 of the Preliminary Prospectus, contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-80037) filed on June 4, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits
         --------

          The following exhibits are filed as a part of this registration statement:

     1.*      Specimen certificate for Registrant's Common Stock;

     2.**     Certificate of Incorporation, as currently in effect;

     3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement;

     4.****   Bylaws of the Registrant as currently in effect;

     5.***** Bylaws of the Registrant as in effect upon completion of the offering under the S-1 Registration Statement.
__________________
*      Incorporated by reference to Exhibit 4.2 to the S-1 Registration
       Statement.
**     Incorporated by reference to Exhibit 3.1 to the S-1 Registration
       Statement.
***    Incorporated by reference to Exhibit 3.2 to the S-1 Registration
       Statement.
****   Incorporated by reference to Exhibit 3.3 to the S-1 Registration
       Statement.
*****  Incorporated by reference to Exhibit 3.4 to the S-1 Registration
       Statement.

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                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  September 22, 1999

                              ALTIGEN COMMUNICATIONS, INC.


                              By: /s/ Gilbert Hu
                                 -----------------------------------------------
                                  Gilbert Hu, Chief Executive Officer

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